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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-96877 of American Maturity Life Insurance Company Separate Account Two on Form N-4, of our report dated March 26, 2003 of American Maturity Life Insurance Company relating to the statutory financial statements as of and for the year ended December 31, 2002, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the headings "Experts" in such Statement of Additional Information.


Deloitte & Touche LLP
Hartford, Connecticut
December 4, 2003